UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

September 18, 2024
(Date of earliest event reported)

ALASKA AIR GROUP, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-8957	91-1292054
(Commission File Number)	(IRS Employer Identification No.)

19300 International Boulevard	Seattle	Washington	98188
(Address of Principal Executive Offices)			(Zip Code)

(206) 392-5040
(Registrant's Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker Symbol	Name of each exchange on which registered
Common stock, $0.01 par value	ALK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This document is also available on our website at http://investor.alaskaair.com

Introductory Note

As previously disclosed, on December 2, 2023, Alaska Air Group, Inc., a Delaware corporation (“Alaska”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Hawaiian Holdings, Inc., a Delaware corporation (“Hawaiian”), and Marlin Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Alaska (“Merger Sub”), providing for the merger of Merger Sub with and into Hawaiian (the “Merger”), with Hawaiian surviving as a wholly owned subsidiary of Alaska.

On September 18, 2024, Alaska filed with the Securities and Exchange Commission a Current Report on Form 8-K (the "Initial Report") announcing, among other things, the closing of the Merger. This Current Report on Form 8-K/A is filed solely for the purpose of amending the Initial Report to provide the financial statements of Hawaiian and the pro forma financial information required by Items 9.01(a) and 9.01(b), respectively, of Form 8-K. It does not purport to represent the actual results of operations that Alaska and Hawaiian would have achieved had the companies been combined during the periods presented in the pro forma financial information and is not intended to project the future results of operations that the combined company may achieve after completion of the Merger.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired
The audited consolidated balance sheets of Hawaiian as of December 31, 2023 and December 31, 2022, the consolidated statements of operations, consolidated statements of comprehensive income (loss), consolidated statements of shareholders' equity and consolidated statements of cash flows of Hawaiian for each of the three years in the period ended December 31, 2023 and the notes related thereto, as well as the related Report of Independent Registered Public Accounting Firm, issued by Ernst & Young LLP, dated February 15, 2024 are attached as Exhibit 99.1 and incorporated herein by reference.

The unaudited condensed consolidated balance sheets of Hawaiian as of June 30, 2024 and December 31, 2023, the consolidated statements of operations and the consolidated statements of comprehensive income (loss) of Hawaiian for the three and six months ended June 30, 2024 and 2023, the condensed statements of cash flows of Hawaiian for the six months ended June 30, 2024 and 2023, and the notes related thereto, are attached as Exhibit 99.2 and incorporated herein by reference.

(b) Pro Forma Financial Information

The unaudited pro forma condensed combined balance sheet of Alaska as of June 30, 2024 and the unaudited pro forma condensed combined statement of operations of Alaska for the six months ended June 30, 2024 and for the year ended December 31, 2023, and the notes related thereto, are attached as Exhibit 99.3 and incorporated herein by reference.

(d) Exhibits

Exhibit 23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm for Hawaiian Holdings, Inc
Exhibit 99.1	Audited consolidated balance sheets of Hawaiian as of December 31, 2023 and December 31, 2022, the consolidated statements of operations, consolidated statements of comprehensive income (loss), consolidated statements of shareholders' equity and consolidated statements of cash flows of Hawaiian for each of the three years in the period ended December 31, 2023 and the notes related thereto, and the related Report of Independent Registered Public Accounting Firm, issued by Ernst & Young LLP, dated February 15, 2024 (incorporated by reference to Part II, Item 8 of the Annual Report on Form 10-K of Hawaiian for the year ended December 31, 2023 (SEC File No. 001-31443)).
Exhibit 99.2	Unaudited consolidated balance sheets of Hawaiian as of June 30, 2024 the consolidated statements of operations and the consolidated statements of comprehensive income (loss) of Hawaiian for the three and six months ended June 30, 2024 and 2023, the condensed consolidated statements of cash flows of Hawaiian for the six months ended June 30, 2024 and 2023 and the notes related thereto (incorporated by reference to Item 1 of the Quarterly Report on Form 10-Q of Hawaiian for the quarter ended June 30, 2024 (SEC File No. 001-31443)).
Exhibit 99.3	Unaudited pro forma condensed combined balance sheet of Alaska as of June 30, 2024 and the unaudited pro forma condensed combined statements of operations of Alaska for the six months ended June 30, 2024 and the year ended December 31, 2023, and the notes related thereto (incorporated by reference to Exhibit 99.2 of the Current Report on Form 8-K filed by Alaska on September 30, 2024 (SEC File No. 001-08957)).
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Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALASKA AIR GROUP, INC.
Registrant

Date: November 25, 2024

/s/ EMILY HALVERSON
Emily Halverson
Vice President Finance and Controller